Exhibit 32.4

American Campus Communities Operating Partnership, L.P. - Certification of Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jonathan A. Graf, Chief Financial Officer of American Campus Communities Operating Partnership, L.P. (the “Operating Partnership”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)   The Quarterly Report on Form 10-Q of the Operating Partnership for the quarterly period ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Dated: May 9, 2013	/s/ Jonathan A. Graf

Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Treasurer and Secretary